SECOND AMENDMENT TO CREDIT AGREEMENT


          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment") dated as of May 15, 2000, is to that Credit Agreement dated as of April 13, 1999 (as amended and modified from time to time, the "Credit Agreement"; terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement), by and among RACING CHAMPIONS, INC., an Illinois corporation ("RCI"), and RACING CHAMPIONS SOUTH, INC., a North Carolina corporation ("RCS"), (each of RCI and RCS individually a "U.S. Borrower", collectively, the "U.S. Borrowers"), RACING CHAMPIONS WORLDWIDE LIMITED, a corporation organized under the laws of the United Kingdom (the "U.K. Borrower"; together with the U.S. Borrowers, the "Borrowers"), the Guarantors identified therein, the several banks and other financial institutions identified therein (the "Lenders") and FIRST UNION NATIONAL BANK, a national banking association, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Lenders have established a $175,000,000 secured credit facility for the benefit of the Borrowers pursuant to the terms of the Credit Agreement;

          WHEREAS, the Borrowers have requested the waiver of the Lenders' rights and remedies with respect to certain Events of Default which have occurred and are continuing;

          WHEREAS, the Borrowers and Lenders wish to amend the Credit Agreement to modify certain provisions contained therein;

          WHEREAS, the Lenders have agreed to the requested waiver and amendment of the Credit Agreement on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     A.     The  Credit  Agreement  is  amended  in  the  following  respects:

          1. Section 2.1(a) is hereby amended by (i) deleting the text "SIXTY MILLION DOLLARS ($60,000,000)" therein in its entirety and substituting therefor "THIRTY-FIVE MILLION ($35,000,000)" and (ii) adding the following provision at the end thereof: "Notwithstanding anything in the foregoing or to the contrary, during the period May 15, 2000 through and including July 17, 2000, with regard to the Lenders collectively, the sum of the aggregate amount of U.S. Revolving Loans made, plus the Dollar Equivalent of U.K. Revolving Loans made, plus Swingline Loans made, plus LOC Obligations incurred shall not exceed $16,000,000."

          2. Section 2.10 is hereby amended by adding the following provision at the end thereof: "Notwithstanding anything to the contrary set forth in Section 2.1(d), 2.2(c), 2.4(d), the Notes or this Section 2.10, during the period commencing on April 1, 2000 and ending on July 17, 2000, (i) interest on the outstanding balance of all Obligations shall accrue and be payable at the per annum rate equal to the LIBOR Rate plus two and three-quarters percent (2.75%) and no Interest Period other than those in effect on May 15, 2000, may consist of a period longer than one month in duration, and (ii) a waiver fee in the form of additional interest on the outstanding balance of all Obligations shall accrue and be payable at the per annum rate equal to one half of one percent (0.50%)."

          3. Article V is hereby amended by adding the following provision as Section 5.17:

          SECTION 5.17 DEPOSITORY ACCOUNTS. The U.S. Borrowers shall, and shall cause the Guarantors to, maintain all of their deposit accounts into which, cash, Cash Equivalents, collections of all accounts receivable of the U.S. Borrowers and Guarantors, and other proceeds of Collateral are deposited at The Northern Trust Company or other Lender acceptable to the Administrative Agent from and after May 18, 2000.

          4. Section 7.1(k) is hereby amended by deleting "." at the end of such section and inserting "; or" in place of such period.

          5.     Section  7.1  is  hereby  amended  by  adding  the following as
Section  7.1(l):

                (l) Any of the U.S. Borrowers or the Guarantors shall fail to perform, comply or observe Section 5.17 hereof.

     A. Except as modified hereby, all of the terms and provisions of the Credit Documents remain in full force and effect.

     B. The Lenders hereby waive and agree, during the period commencing on May 15, 2000 through and including July 17, 2000, not to exercise their rights and remedies arising with respect to the occurrence of those Defaults and Events of Default identified on SCHEDULE I attached hereto and made a part hereof. Notwithstanding the preceding sentence, the imposition under Section 6.11(d) of a bar against any repurchase by the Company of shares of its Capital Stock upon the occurrence of a Default or Event of Default shall continue as if no waiver had occurred, and no such repurchases shall be permitted. The Lenders hereby reserve all of their rights and remedies under the terms of the Credit Agreement and Credit Documents arising from the occurrence of a Default or Event of Default and may exercise any or all of the same at any time (i) after the date of this Second Amendment in the event any Default or Event of Default not identified on SCHEDULE I shall occur or come to the knowledge of the Administrative Agent and/or any Lender and (ii) from and after July 18, 2000 with respect to any Default or Event of Default whether or not identified on
SCHEDULE  I.

     C. The Credit Parties hereby represent and warrant that (a) the representations and warranties contained in Article III of the Credit Agreement, as amended hereby are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (b) except as specifically identified on
SCHEDULE I, no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

     D. The Second Amendment shall become effective upon the satisfaction of the following conditions precedent:

          1. Execution of Second Amendment. The Administrative Agent shall have received counterparts of this Second Amendment, executed by a duly authorized offer of each party thereto.

          2. Legal Opinion of Counsel. The Administrative Agent shall have received an opinion of Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., counsel for the Credit Parties, dated as of the date hereof and addressed to the Administrative Agent and the Lenders, in form and substance satisfactory to the Administrative Agent.

          3. Transfer of Deposits. The Company shall have caused the U.S. Borrowers and Guarantors to direct the withdrawal by no later than May 18, 2000, of all amounts on deposit with financial institutions, brokerage houses, or other Persons on the date of this Second Amendment and transfer the same to the accounts referenced at A.3. above.

     A. Each of the Credit Parties hereby acknowledges the right of the Administrative Agent and each of the Lenders to, and agrees that the Administrative Agent and each of the Lenders and/or their authorized representatives (including, without limitation, any independent consultants engaged by the Administrative Agent) may, visit and inspect any of the Credit Parties' premises, books and records, receipts, correspondence and other data relating to their respective businesses and/or the transactions evidenced by or contemplated in the Credit Documents and the Collateral and to discuss their affairs, finances, and accounts with their management personnel and independent certified public accountants, which visit, inspection, and discussions shall be at the Company's expense.

     B. Each of the Credit Parties hereby reaffirms all of its obligations and duties under the Credit Documents as amended including but not limited to the Borrowers' obligations under the Credit Agreement and the Guarantors obligations under the Credit Agreement.

     C. The Company agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Second
Amendment, including the reasonable fees and expenses of the Administrative Agent's legal counsel, Sidley & Austin.

     D. The Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Second Amendment to produce or account for more than one such counterpart.

     E. This Second Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date and year first above written.

U.S.  BORROWERS:                         RACING  CHAMPIONS,  INC.,
---------------                             an  Illinois  corporation


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                        RACING  CHAMPIONS  SOUTH,  INC.,
                                          a  North  Carolina  corporation


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



U.K.  BORROWER:                         RACING  CHAMPIONS  WORLDWIDE
--------------                          LIMITED,
                                           a  United  Kingdom  corporation


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

GUARANTORS:                    RACING  CHAMPIONS  CORPORATION,
----------                           a  Delaware  corporation
                               GREEN'S  RACING  SOUVENIRS,  INC.,
                                     a  Virginia  corporation
                               RCNA  HOLDINGS,  INC.,
                                     a  Delaware  corporation
                               RACING  CHAMPIONS  ERTL,  INC.,  F/K/A
                               THE  ERTL  COMPANY,  INC.,
                                     a  Delaware  corporation
                               DIECAST  EXPRESS.COM,  INC.,
                                     a  Delaware  corporation



                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

ADMINISTRATIVE  AGENT
---------------------
AND  LENDERS:                            FIRST  UNION  NATIONAL  BANK,
------------                              as  Administrative  Agent  and  as  a
                                          Lender


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          HARRIS  TRUST  AND  SAVINGS  BANK


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                                   BANKONE,  NA, F/K/A THE FIRST
                                                   NATIONAL BANK OF CHICAGO


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          NORTHERN  TRUST  COMPANY


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          BANK  OF  AMERICA,  N.A.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          COMERICA  BANK


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          NATIONAL  CITY  BANK


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          MICHIGAN  NATIONAL  BANK


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


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